Exhibit 10.15

THIS SECURITY AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR THE SHARES ISSUABLE HEREUNDER MAY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

                                  VITRIX, INC.

                        WARRANT TO PURCHASE COMMON STOCK

     This certifies that, for value received, Frances L. Simek (the "Holder") is entitled to subscribe for and purchase up to Sixty two thousand nine hundred fifty eight (62,958) shares (subject to adjustment from time to time pursuant to the provisions of Section 5 hereof) of fully paid and nonassessable Common Stock (as defined below) of VITRIX, INC. a Nevada corporation (the "Company"), at the Warrant Price (as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

     As used herein, the term "Common Stock" shall mean the Company's presently authorized common stock, $.005 par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

     1. TERM OF WARRANT. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time during the period beginning on the date hereof and ending on the fifth (5th) anniversary of the date hereof.

     2. WARRANT PRICE. The exercise price of this Warrant is 25/100 DOLLARS ($0.25) per share (the "Warrant Price").

     3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT; EXERCISE. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased either (i) by cash, cashier's check or wire transfer, or (ii) by cancellation by the Holder of indebtedness of the Company to the Holder. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder hereof or the designee of the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the Holder hereof or the designee of the Holder hereof within 15-days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder hereof within such 15-day period.
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     4. STOCK FULLY PAID;  RESERVATION  OF SHARES.  All Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, the full number of shares of Common Stock then deliverable upon exercise of this Warrant.

     5. FRACTIONAL SHARES. In the sole discretion of the Company, instead of any fraction of a share which would otherwise be issuable upon exercise of the Warrant, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as reasonably determined by the Board of Directors of the Company), at the close of business on the date of exercise.

     6. COMPLIANCE WITH THE ACT. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act or any state securities laws.

     7. NO TRANSFER OF WARRANT. This Warrant and the rights, interests and benefits hereof, may not be sold, transferred, pledged, assigned, conveyed or otherwise disposed of by the Holder, except by will or the laws of descent and distribution or with the consent of the Company, which consent shall not be unreasonably withheld. Any purported sale, transfer, pledge, assignment, conveyance or other attempt to dispose of this Warrant, or the rights, interests or benefits hereof, other than as provided above, is null and void.

     8. NOTICE TO HOLDER. This Warrant is issued pursuant to the Note and Warrant Purchase Agreement dated as of even date herewith between the Company and the purchaser named therein. The Warrant is referred to in said Note and Warrant Purchase Agreement, by the terms of which agreement the Holder hereof, by his acceptance hereof, agrees to be bound, in each case to the extent provided in said agreement.

     9. MISCELLANEOUS.

          (a) NO RIGHTS AS SHAREHOLDER. No Holder of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of stock to par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

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          (b) REPLACEMENT. On receipt of evidence reasonably satisfactory to the
Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at the Holder's expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (c) NOTICE. Any notice given to either party under this Warrant shall be in writing, and any notice hereunder shall be deemed to have been given when delivered or telecopied or, if mailed, when mailed, if sent registered or certified, addressed to the Company at its principal executive offices and to the Holder at its address set forth in the Company's books and records or at such other address as the Holder may have provided to the Company in writing.

          (d) GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.

     IN WITNESS WHEREOF, this Warrant is executed as of the 4th day of September, 2001.

                                     VITRIX, INC., a Nevada corporation



                                     By: /s/ Thomas S. Bednarik
                                         ---------------------------------------
                                         Thomas S. Bednarik
                                         Chief Executive Officer

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                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO: VITRIX, INC.

     1. The undersigned hereby elects to purchase ____________ shares of Common Stock of VITRIX, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full in accordance with the provisions of the following section of the attached Warrant:

                                ___ Section 3(i)

                                ___ Section 3(ii)

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                     (Name)


                                    (Address)

     3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities law.


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                                    Signature